Exhibit 10 (bh)

                              AMENDMENT NO. 3

         Loan Agreement Between Hallmark Financial Services, Inc.
                      And Dorinco Reinsurance Company


       This Amendment No. 3 is made and entered into effective as of November 19, 1999, by and between Hallmark Financial Services, Inc., a Nevada corporation (the "Borrower"), and Dorinco Reinsurance Company, a Michigan corporation (the "Lender").

       WHEREAS, Borrower and Lender have entered into a Loan Agreement dated March 10, 1997, which Loan Agreement has previously been amended by an Amendment No. 1 executed by Borrower on July 31, 1998 and by Lender on August 14, 1998, and an Amendment No. 2 effective as of March 5, 1999 (as amended, the "Agreement");

       WHEREAS, Borrower has prepaid $3,966,670 of the original principal amount of the Promissory Note and has executed a renewal Promissory Note of even date herewith reflecting the new principal balance of $3,033,330 and certain revised payment terms;

       WHEREAS,  Borrower  and  Lender   desire  to  set  forth   certain
  additional agreements and further amend the Agreement as provided herein;

       THEREFORE, in consideration of the mutual covenants contained herein the parties hereby agree as set forth below.

       A. Lender acknowledges receipt from Borrower of reduced monthly principal payments on the Promissory Note of $20,000 on September 30 and October 31, 1999, as well as a principal prepayment of $3,966,670 on November 19, 1999. Lender hereby waives any default under the
  Agreement resulting from such reduced monthly principal payments and waives all prepayment penalties set forth in the Promissory Note.

       B. Subsections 1.s. and 1.t. of the Agreement are hereby deleted in their entirety.

       C. Subsection 1.x. of the Agreement is hereby deleted in its entirety and the following Subsection 1.x. is substituted in its place:

                 "x. 'Flatiron Documents' means that certain Sale and Assignment Agreement and that certain Premium Receivable Servicing Agreement, each dated to be effective as of November 18, 1999, between HFC and FPF, Inc."

       D. Subsection 1.z. of the Agreement is hereby deleted in its entirety and the following Subsection 1.z. is substituted in its place:

                 "z.  'Outstanding  Debt'   means  any   obligation,
       indebtedness or liability now or hereafter owed by HFC pursuant to the Flatiron Documents."

       E. Subsection 1.ac. of the Agreement is hereby deleted in its entirety and the following Subsection 1.ac. is substituted in its place:

                 "ac. 'Promissory Note' means the Promissory Note dated November 19, 1999, in the original principal amount of $3,033,330.00 from Borrower, as maker, payable to the order of Lender, and all extensions, renewals, substitutions and modifications thereof."

       F. Section 2 of the Agreement is hereby deleted in its entirety and the following Section 2 is substituted in its place:

            "2. Promissory Note Commitment. Lender will loan to Borrower the sum of $3,033,330.00 upon the terms and conditions set forth in this Agreement and the Promissory Note for the purposes set forth in Subsection 6.k. of this Agreement."

       G. The introductory paragraph of Section 3 of the Agreement is hereby deleted in its entirety and the following introductory paragraph of Section 3 is substituted in its place:

            "3. Collateral. In order to secure the Indebtedness, Borrower has caused ACO to pledge to Lender the Pledged Stock pursuant to the terms of the Pledge Agreement attached hereto as Exhibit B. Lender shall not presently have or claim any security interest in the Restricted Stock. Upon the occurrence of any "triggering event" specified below, Borrower shall, and shall cause ACO to, within ten (10) days, execute and deliver to Lender a Stock Pledge and Security Agreement in substantially the same form as Exhibit B (without any material change thereto) covering the Restricted Stock, together with certificates representing the Restricted Stock, and thereafter such Restricted Stock shall be deemed Pledged Stock for purposes of this Agreement; provided, however, that the pledge of the Restricted Stock to Lender shall in all events be subject to any required regulatory approval by the Commissioner or otherwise. For purposes of this Section 3, a "triggering event" means:"

       H. Subsections 3.c. and 3.d. of the Agreement are hereby deleted in their entirety.

       I. Subsection 4.e. of the Agreement is hereby deleted in its entirety and the following Subsection 4.e. is substituted in its place:


            "4.  Conditions to this Agreement.

                 "e. Reinsurance Treaty. Borrower shall have caused AH to offer, for the time period set forth in the table contained in this paragraph, to reinsure a portion of its Personal Lines Auto Quota Share Reinsurance with Lender, the form and content of such reinsurance treaty to be substantially similar to Exhibit D attached to and made a part of this Agreement, in amounts sufficient to allow for the following schedule of ceded premiums:

                     Treaty Years                  Ceded Premium

                 07/01/99 to 06/30/00              $   9,000,000
                 07/01/00 to 06/30/01              $   9,000,000
                 07/01/01 to 06/30/02              $   9,000,000
                 07/01/02 to 06/30/03              $   9,000,000
                 07/01/03 to 06/30/04              $   9,000,000

       Premiums ceded to Lender pursuant to a reinsurance treaty with a managing general agency for whom Borrower or an Affiliate serves as the program administrator or similar function will not be counted toward satisfaction of the foregoing schedule of ceded premiums."

       J. The words "NationsBank Loan Documents" in Subsections 5.i., 5.m. and 5.o.(ii) of the Agreement are hereby deleted and the words "Flatiron Documents" substituted in their place.

       K. Subsection 6.k. of the Agreement is hereby deleted in its entirety and the following Subsection 6.k. is substituted in its place:

            "6.  Affirmative Covenants.

                 "k. Use of Proceeds. Borrower may use up to $1,000,000 of the proceeds of the Promissory Note for the general corporate purposes of Borrower including, without limitation, the acquisition of computer hardware and software. Borrower shall use the balance of the proceeds of the Promissory Note to purchase additional shares of the capital stock or otherwise contribute to the equity capital of HFC."

       L. Subsection 6.m.(i) of the Agreement is hereby deleted in its entirety and the following Subsection 6.m.(i) is substituted in its place:

            "6.  Affirmative Covenants.

                 "m.  Statutory Capital and Surplus.

                      "(i) Borrower shall cause AH to maintain Statutory Capital and Surplus of at least $4,000,000 as of the date of each reporting period required by law or required by the Texas Department of Insurance."

       M. Subsection 6.m.(ii) of the Agreement is hereby deleted in its entirety.

       N. Subsection 6.o. of the Agreement is hereby deleted in its entirety and the following Subsections 6.o. is substituted in its place:

            "6.  Affirmative Covenants.

                 "o. Reinsurance Treaty. Borrower shall cause AH to continue to offer, for the time period set forth in the table contained in this paragraph, to reinsure a portion of its Personal Lines Auto Quota Share Reinsurance with Lender, the form and content of such reinsurance treaty to be substantially similar to Exhibit D attached hereto, in amounts sufficient to allow for the following schedule of ceded premiums:

                     Treaty Years              Ceded
                                              Premium

                 07/01/99 to 06/30/00      $ 9,000,000
                 07/01/00 to 06/30/01      $ 9,000,000
                 07/01/01 to 06/30/02      $ 9,000,000
                 07/01/02 to 06/30/03      $ 9,000,000
                 07/01/03 to 06/30/04      $ 9,000,000

       Premiums ceded to Lender pursuant to a reinsurance treaty with a managing general agency for whom Borrower or an Affiliate serves as the program administrator or similar function will not be counted toward satisfaction of the foregoing schedule of ceded premiums."

       O. Subsection 7.a.(v) of the Agreement is hereby deleted in its entirety.

       P. The words "NationsBank Loan Documents" in Subsections 7.e and 7.g. of the Agreement are hereby deleted and the words "Flatiron Documents" substituted in their place.

       Q. Except as expressly amended hereby, all terms and conditions of the Agreement shall remain in full force and effect.

       IN  WITNESS  WHEREOF,  the  parties  hereto  have  executed   this
  Amendment No. 3 to be effective as of the date set forth above.

  BORROWER:

  HALLMARK FINANCIAL SERVICES, INC.



  By:_________________________________
  Name:     Linda H. Sleeper
  Title:    Executive Vice President


  LENDER:

  DORINCO REINSURANCE COMPANY


  By:_________________________________

  Name:     _____________________________

  Title:    _____________________________